UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of  earliest  event  reported)  August  26,  2004
                                                              -----------------

                              SiVault Systems, Inc.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

              0-30711                            98-0209119
              -------                            ----------
     (Commission  File  Number)     (IRS  Employer  Identification  No.)


     500  Fifth  Avenue,  Suite  1650,  New  York,  New  York     10110-0002
     --------------------------------------------------------     ----------
     (Address  of  Principal  Executive  Offices)                 (Zip  Code)

                                 (212) 931-5760
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written  communications  pursuant to Rule 425 under the Securities Act
(17  CFR  230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[ ]       Pre-commencement  communications  pursuant  to Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))


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Section  3  -  Securities  and  Trading  Markets

Item  3.02  Unregistered  Sales  of  Equity  Securities.

     On September 10, 2004, we completed a private placement in which we raised gross proceeds of approximately $1.6 million. We sold an aggregate of 1,071,631 shares of our common stock in the private placement at a per share price of $1.50. The private placement closed in three traunches, with 400,000 shares sold on July 16, 2004, 541,642 shares sold on August 26, 2004 and the balance sold on September 10, 2004. In addition to the shares, the investors received, for no additional consideration, warrants to purchase a like number of shares of our common stock. The warrants are exercisable at any time until August 11, 2006 at an exercise price of $1.50 per share.

     The securities sold in the private placement are restricted and may not be resold absent registration under the Securities Act of 1933, as amended (the "Securities Act"), or an applicable exemption from registration. The offering did not involve a general solicitation and each of the purchasers has represented that it is an "accredited investor" within the meaning of Regulation D under the Securities Act. As such, the offer and sale were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act for transactions not involving a public offering.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SIVALUT  SYSTEMS,  INC.


                                            By:  /s/ Wayne  Taylor
                                                 ------------------
                                                 Interim Chief Financial Officer

Date:  September  13,  2004


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